UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2024

V.F. Corporation

(Exact name of registrant as specified in charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Wewatta Street

Denver, Colorado 80202

(Address of principal executive offices)

(720) 778-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, without par value, stated capital $.25 per share	VFC	New York Stock Exchange
4.125% Senior Notes due 2026	VFC26	New York Stock Exchange
0.250% Senior Notes due 2028	VFC28	New York Stock Exchange
4.250% Senior Notes due 2029	VFC29	New York Stock Exchange
0.625% Senior Notes due 2032	VFC32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 1, 2024, V.F. Corporation (“VF”) completed the previously announced sale of its Supreme® brand business (“Supreme”) to EssilorLuxottica S.A. (“Buyer”) pursuant to the Stock and Asset Purchase Agreement (the “Purchase Agreement”), dated as of July 16, 2024, between VF and Buyer (the “Disposition”).

Buyer paid to VF an aggregate base purchase price of $1,500,000,000, subject to customary adjustments for cash, indebtedness, working capital and transaction expenses as more fully set forth in the Purchase Agreement. VF will prepay certain indebtedness with the net cash proceeds of the Disposition pursuant to the terms of the Term Loan Agreement, dated as of August 11, 2022, as amended, by and among VF and the other parties thereto, within ten business days after VF’s receipt of such net cash proceeds.

The foregoing description of the Disposition and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was attached as Exhibit 2.1 to VF’s Current Report on Form 8-K filed with the SEC on July 17, 2024 and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure

On October 2, 2024, VF and Buyer issued a press release announcing the completion of the Disposition. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Unaudited Pro Forma Condensed Consolidated Financial Information.

VF expects to file the Unaudited Pro Forma Condensed Consolidated Balance Sheet of VF as of June 29, 2024 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations of VF for the three months ended June 29, 2024 and for each of the years ended March 30, 2024, April 1, 2023 and April 2, 2022, giving effect to the sale of Supreme, in a current report on Form 8-K no later than October 7, 2024, which is the fourth business day after the completion of the Disposition.

Exhibit No.	Description

2.1*	Stock and Asset Purchase Agreement dated as of July 16, 2024 between V.F. Corporation and EssilorLuxottica S.A. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by VF with the SEC on July 17, 2024).

99.1	Press Release issued by V.F. Corporation and EssilorLuxottica S.A., dated October 2, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. VF hereby agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2024

V.F. CORPORATION

By:	/s/ Jennifer S. Sim
Name:	Jennifer S. Sim
Title:	Chief Legal Officer & Corporate Secretary